Trade ID: 44340
Wells Fargo Bank, N.A. Financial Products
(B77) 240-0795

AMENDED AND RESTATED CONFIRMATION

This Amended and Restated Confirmation (“Confirmation”) amends, restates and replaces that certain Confirmation dated August 28, 2005

To:	Stingray Properties, LLC Attention: Gary Verkinnes 6975 Saukview Drive St. Cloud, MN 56303 Telephone: (320) 253-0228 Fax: (320) 251-9388
From:	Wells Fargo Bank, N.A. Attention: Simon Bevan 417 Montgomery Street, Suite 500 MAC A0108-050 San Francisco, CA 94104 Fax: (415) 986-2604

Date: July 28, 2006

Dear Gary Verkinnes,

The purpose of this letter agreement is to confirm the terms and conditions of the transaction (‘Transaction”) entered into between Wells Fargo Bank, N.A. (“Party A”) and Stingray Properties, LLC, a Minnesota limited liability company (“Party B”). This Transaction is effective at, and as of 12:01 a.m., California time, on the Trade Date specified below.

This Confirmation supplements, forms part of, and is subject to, the Interest Rate Master Agreement dated as of August 26, 2005, (as the same may be amended, modified or supplemented from time to time, the “Master Agreement”) between Party A and Party B. This communication itself constitutes a binding agreement setting forth the essential terms of the Transaction described herein. All provisions contained in the Master Agreement shall govern this Confirmation except as expressly modified below.

The terms of the Transaction to which this Confirmation relates are as follows:

Transaction Type:	Swap
Trade Date:		August 26, 2005
Effective Date:		August 15, 2006
Termination Date:		August 15, 2021, subject to adjustment in accordance with the Following Business Day Convention.
Fees:		Not applicable.
Notional Amount:		USD 4,000,000.00 (Initial Notional Amount — please refer to the attached Schedule

I)

Fixed Rate Side:

Fixed Rate Payer:	Party B
Fixed Rate:	6.00%
Day Count Convention:	Actual/360
Business Day Convention:	Following
Calculation Period:

From the 15th day of each month, up to the 15th day of the following month, continuing until the Termination Date, subject to adjustment in accordance with the designated Business Day Convention. The first
Calculation Period will be August 15, 2006 to September 15, 2006.

Floating Rate Side:
Floating Rate Payer:	Party A
Floating Rate:	USD-LIBOR plus 1.10%
Initial Floating Rate:	To be determined.
Floating Rate Maturity:	1 Month
Reset Dates:	The 15th day of each month, subject to adjustment in accordance with the designated Business
Day Convention. The first Reset Date is August 15, 2006.
Compounding:	Not Applicable.
Day Count Convention:	Actual/360
Business Day Convention:	Following
Calculation
Period:	From the 15th day of each month, up to the 15th day of the following month, continuing until the Termination Date, subject to adjustment in accordance with the designated Business Day
Convention. The first Calculation Period will be August 15, 2006 to September 15, 2006.
Settlement Payment
Date:	The 15th day of each month, beginning with September 15, 2006, continuing up to and including the Termination Date, subject to adjustment in accordance with the designated Business Day
Convention.
Business Days:	New York City
Loan Facility:	That certain Loan Facility as evidenced by that certain promissory note	dated on or about
September 1, 2005
in the amount of
USD 4,000,000.00,
extended by Party A
to Party B
(“Note”), which is
subject to the
terms and
conditions of that
certain loan
agreement dated as
of an even date
therewith (“Loan
Agreement”), as
modified, amended
and/or extended
from time to time,
(the Note and the
	Loan Agreement	are hereby collectively defined herein as the “Loan Documents”)
Security:	Not Applicable.
Credit Support:	Not Applicable.
Settlement Instructions for Payments:
Payments due to Party A:	Party A will debit settlement payment(s) from the following account:
ABA Number: 091000019 DDA Number: 2526133869
Payments due to Party B:	Party A will credit settlement payment(s) to the following account:
ABA Number: 091000019 DDA Number: 2526133869
Delivery Instructions for Notices:
Send Notices to Party A:	Wells Fargo Bank, N.A. Attention: Documentation Group 417 Montgomery Street, Suite 500 MAC A0108-050 San Francisco, CA 94104 Telephone: (877) 240-0795 Fax: (415) 646-9166
Send Notices to Party B:	Stingray Properties, LLC Attention: Gary Verkinnes 6975 Saukview Drive St. Cloud, MN 56303 Telephone: (320) 253-0228 Fax: (320) 251-9388

Please confirm that the foregoing correctly sets forth the terms of our agreement by having an authorized individual sign and return this document by facsimile to the Documentation Group at (415) 646-9166. If you have any questions, please call Mark Becker at (877) 240-0795.

Yours sincerely,

Wells Fargo Bank, NA

By: /s/ Simon Bevan

Name:	Simon Bevan
Its:	Authorized Signatory

Stingray Properties, LLC, a Minnesota limited liability company

By: /s/ Gary Verkinnes

Name: Gary Verkinnes Its: Partner Name:

	Gary	Verkinnes
Its:		Partner